UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

Form 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT: January 29, 2009
(Date of earliest event reported)

Lancaster Colony Corporation
(Exact name of registrant as specified in its charter)
Commission file number 000-04065

Ohio (State or other jurisdiction of incorporation or organization)	13-1955943 (I.R.S. Employer Identification No.)

37 West Broad Street Columbus, Ohio (Address of principal executive offices)	43215 (Zip Code)
614-224-7141
(Registrant’s telephone number, including area code)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
     On January 29, 2009, Lancaster Colony Corporation issued a press release announcing its results for the three and six months ended December 31, 2008. The press release is attached as Exhibit 99.1.
Item 9.01 Financial Statements and Exhibits
     (d) Exhibits:
99.1	Press Release dated January 29, 2009

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lancaster Colony Corporation (Registrant)
Date: January 29, 2009	By:	/s/ John L. Boylan
John L. Boylan Treasurer, Vice President, Assistant Secretary, Chief Financial Officer and Director (Principal Financial and Accounting Officer)

INDEX TO EXHIBITS

Exhibit
Number	Description	Located at

99.1	Press Release dated January 29, 2009	Filed herewith